Member Audio/Web Conference August 1, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-
Looking Information

Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home
Loan Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment
(OTTI) process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses;
changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the
Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.

Over/
2014 2013 (Under)
Net interest income 128.1 $  87.5 $    40.6 $
Provision (benefit) for credit losses (3.5)        (1.3)        (2.2)
Gains on litigation settlements, net 36.6       1.5         35.1
Other income 7.5         13.2       (5.7)
Other expenses 37.3       36.0       1.3
Income before assessment 138.4     67.5       70.9
AHP 13.9       6.9         7.0
Net income 124.5 $  60.6 $    63.9 $
Net interest margin (bps) 38 30 8
Earned dividend spread 8.56% 4.09% 4.47%
Six months ended June 30,
Financial Highlights – Statement of Income
(in millions)

Quarterly Net Income
(in millions)

2Qtr 14 1Qtr 14 4Qtr 13 3Qtr 13 2Qtr 13
Net income 44.6 $   79.9 $   43.7 $   43.5 $   32.0 $
Derivative and hedging activity
(9.5) $    (9.2) $    16.1 $   5.4 $      7.1 $
Net gains (losses) on trading
securities
6.8         9.8         (5.1)        0.2         0.1
Gains on litigation
settlements, net
-           36.6       -           -           1.5
Net gains on early
extinguishment of debt -           -           -           9.6         -

Quarterly Advance Trend

$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
$55.0
Period End Balances
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
$26.9 $25.8 $30.6 $31.4 $33.6 $37.7 $40.5 $40.0 $40.6 $39.5 $50.3 $46.1 $54.6

Financial Highlights – Selected Balance Sheet
2014 2013 Amount
Average:
Total assets 68,544 $   59,949 $   8,595 $    14%
Advances 47,774      37,578      10,196     27
Total investments 16,891      18,206      (1,315)      (7)
June 30, Dec 31,
2014 2013 Amount
Spot:
Advances 54,624 $   50,248 $   4,376 $    9%
Capital stock 3,071       2,962       109          4
Retained earnings 765          686          79            12
Percent
Over/(Under)
Over/(Under)
Percent
Six months ended June 30,
(in millions)
(in millions)

(in millions)
June 30, Dec 31,
2014 2013
Permanent capital 3,839 $   3,648 $
Excess permanent capital
over RBC requirement 2,918 $   2,595 $
Capital ratio (4% minimum) 5.2% 5.2%
Leverage ratio (5% minimum) 7.8% 7.7%
Market value/capital stock (MV/CS)
133.1% 128.0%
Capital Requirements

Recap of Capital Plan Changes

Changes in Capital Framework

Summary of Modifications
Current (before 10/6/14)
Stock subclasses none
B1 Membership
B2 Activity
MAV range: 0.05% - 1.00% Requirement = 0.35%
Requirement = 0.10%
starting 10/7
Stock requirement ranges:
Advances
MPF
®
program
Letters of credit
Forward- commitment advances
3.00% - 6.00%
0.00% - 6.00%
0.00% - 3.00%
none
2.00% - 6.00%
0.00% - 6.00%
0.00% - 6.00%
0.00% - 6.00%
Dividend distinctions none
B1 and B2 paid same
throughout 2014; in 2015
and beyond, B2 may have
higher dividends
New (on and after 10/6/14)

Member Audio/Web Conference August 1, 2014